UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2010

PennyMac Mortgage Investment Trust
 (Exact Name of Registrant as Specified in Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

27001 Agoura Road, Calabasas, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(818) 224-7442
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 19, 2010, PennyMac Mortgage Investment Trust (the “Company”), PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC entered into a Sales Agreement with Cantor Fitzgerald & Co. to sell the Company’s common shares of beneficial interest, par value $0.01 per share, having an aggregate offering price of up to $100,000,000 (the “Shares”), from time to time through Cantor Fitzgerald & Co., acting as sales agent and/or principal.

Pursuant to the Sales Agreement, the Shares may be offered and sold through Cantor Fitzgerald & Co. in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or, with our written consent, in privately negotiated transactions.  Under the Sales Agreement, Cantor Fitzgerald & Co. will use its commercially reasonable efforts consistent with its normal trading and sales practice to sell the Shares as directed by the Company.  The Sales Agreement provides that Cantor Fitzgerald & Co. will be entitled to compensation equal to up to 2.0% of the gross proceeds of the Shares sold through Cantor Fitzgerald & Co. from time to time under the Sales Agreement. The Company has no obligation to sell any of the Shares under the Sales Agreement and may at any time suspend solicitations and offers under the Sales Agreement.

The Shares will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-168699). The Company filed a Prospectus Supplement, dated November 19, 2010, to the Prospectus, dated September 24, 2010, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

The Company expects to engage in investment banking, brokerage and other dealings with Cantor Fitzgerald & Co. and its affiliates in the ordinary course of business and that Cantor Fitzgerald & Co. and its affiliates will receive customary fees and commissions for their services on these transactions.  One of the Company’s wholly-owned subsidiaries is a party to a Master Securities Forward Trading Agreement, or the MSFTA, with Cantor Fitzgerald & Co., pursuant to which the parties may enter into transactions for the purchase or sale of mortgage-backed and other asset-backed securities.  In connection with these transactions, the Company has entered into a guaranty in favor of Cantor Fitzgerald & Co. providing for its guaranty of all of its subsidiary’s obligations under the MSFTA.

A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference herein.  The description of the material terms of the Sales Agreement is qualified in its entirety by reference to that exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Sales Agreement, dated November 19, 2010, among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P., PNMAC Capital Management, LLC and Cantor Fitzgerald & Co.
5.1	Opinion of Venable LLP as to the legality of the Shares
8.1	Opinion of Sidley Austin LLP as to certain tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Sidley Austin LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Date: November 19, 2010	By:	/s/ Anne D. McCallion
Anne D. McCallion
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Sales Agreement, dated November 19, 2010, between PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC, and Cantor Fitzgerald & Co.
5.1	Opinion of Venable LLP as to the legality of the Shares
8.1	Opinion of Sidley Austin LLP as to certain tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Sidley Austin LLP (included in Exhibit 8.1)